EXHIBIT 10.6

DEFERRAL AGREEMENT

This Deferral Agreement (this “Agreement”) is made August 11, 2008, among Hospitality Properties Trust (the “Trust”), HPT TA Properties Trust (“HPT TA Trust”), HPT TA Properties LLC (“HPT TA LLC”), HPT PSC Properties Trust (“HPT PSC Trust”), HPT PSC Properties LLC (“HPT PSC LLC” and together with the Trust, HPT TA Trust, HPT TA LLC, HPT PSC Trust, “HPT”), TravelCenters of America LLC (“TravelCenters”), TA Leasing LLC (“TA Leasing”) and Petro Stopping Centers, L.P. (“Petro” and together with TravelCenters and TA Leasing, “TA”).

RECITAL

The parties are parties to a lease dated January 31, 2007, as amended, and a lease dated May 30, 2007, as amended, and certain related and/or incidental documents and agreements (collectively, the “Lease Documents”).

As a result of material and unforeseen changes in the market conditions in which TA operates since the Lease Documents were entered into, the parties wish to defer certain rental obligations thereunder.

Now, therefore, the parties agree:

1.             Deferral. TA shall have the right to defer up to $5,000,000 of Minimum Rent (this and other capitalized terms used with the meanings ascribed to such terms in the Lease Documents) due each month under the Lease Documents beginning with the Minimum Rent payable for July 2008 and continuing through the Minimum Rent payable for December, 2010, which is payable January 1, 2011 (all such rent so deferred, the “Deferred Rent”). The right to defer Minimum Rent shall not be cumulative if less than $5,000,000 is deferred in any calendar month, provided that TA, having paid Minimum Rent for July 2008, may defer up to $10,000,000 of Minimum Rent payable for August 2008. Any Minimum Rent deferred shall be in multiples of $1,000,000.

2.             Interest. No interest shall be payable on the Deferred Rent prior to December 31, 2009. Beginning January 1, 2010, interest shall accrue at the rate of 1% per month on the Deferred Rent and shall be paid by TA to HPT, monthly, in arrears, at the time and in the manner provided in the Lease Documents for the payment of Minimum Rent, beginning with the payment of Minimum Rent due on the first Business Day of February 2010.

3.             Payment and Prepayment. The Deferred Rent, together with any accrued and unpaid interest, shall be due on the first Business Day of July 2011. The Deferred Rent may be prepaid at any time without premium or penalty, in whole or part, provided any partial prepayment shall be made in multiples of $1,000,000, together with accrued and unpaid interest, if any.

4.             TravelCenters Shares. In consideration for the right to defer Minimum Rent under the Lease Documents as provided in this Agreement, contemporaneously with the execution of this Agreement TravelCenters will issue 1,540,000 common shares, no par value (together with any shares of TravelCenters issued in respect of such common shares as a result of

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any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization, the “Common Shares”), representing common limited liability company interests in TravelCenters subject to the restrictions set forth in this Section 4, to HPT and will provide registration rights under the Securities Act of 1933 for the Common Shares pursuant to a Registration Rights Agreement attached as Exhibit A. On January 1, 2010, if TA has exercised its right to defer Minimum Rent in an aggregate amount less than that permitted pursuant to Section 1 prior to that date, a number of the Common Shares shall thereupon be subject to repurchase by TravelCenters for consideration of $0.01/share by notice given to HPT on or before March 1, 2010, such number being equal to 1,540,000 multiplied by a fraction, the numerator of which is $90,000,000 minus the aggregate Minimum Rent deferred through and including January 1, 2010, whether or not then repaid, and the denominator of which is $90,000,000. Upon repurchase by TravelCenters, neither HPT nor any assignee or transferee of HPT shall have any further rights or interests in such repurchased Common Shares

5.             Redemption, Dividends and Cooperation. TravelCenters and its Subsidiaries shall not offer to redeem or redeem any of TravelCenters’s common shares prior to repayment in full of the Deferred Rent and any accrued and unpaid interest, and thereafter, will not offer to redeem or redeem any of TravelCenters’s common shares if such redemption would result in the Common Shares representing more than 9.8% of the issued and outstanding shares of TravelCenters not subject to any rights of repurchase or forfeiture; provided that at any time TravelCenters may redeem common shares issued to officers and employees pursuant to an equity compensation plan where redemption is for nominal consideration, if such redemption would not result in the Common Shares representing more than 9.8% of the issued and outstanding shares of TravelCenters not subject to any rights of repurchase or forfeiture. TravelCenters shall not declare or make any distributions on its common shares prior to repayment in full of the Deferred Rent and any accrued and unpaid interest. TA will reasonably cooperate with any HPT request involving HPT’s compliance with Code section 856(d)(2)(B) (including the applicable attribution rules of Code section 856(d)(5)).

6.             Termination of Deferral. Anything in this Agreement to the contrary notwithstanding, the right of TA to defer Minimum Rent as provided in this Agreement shall immediately terminate upon (a) the occurrence of an Event of Default under any of the Lease Documents, (b) the election of any director to the Board of Directors of TA who was not nominated or appointed by the then members of the Board of Directors of TA, (c) the adoption by the shareholders of TA, at an annual or special meeting, of any proposal, other than a precatory proposal, not recommended for adoption by the then members of the Board of Directors of TA and (d) any failure to timely make payments of interest under Section 2 above. Immediately upon the termination of the right to defer Minimum Rent, all Deferred Rent, if any, together with accrued and unpaid interest, if any, shall be immediately due and payable. Any default by TA under this Agreement shall constitute an Event of Default under the Lease Documents.

7.             Representations and Warranties of TA. TA represents and warrants to HPT that:

(a)           Organization. Each entity comprising TA is duly organized, validly existing and in good standing under the laws of its jurisdiction or organization and has full limited liability company or limited partnership power and authority to conduct its

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business as it is now being conducted and to own, operate or lease its properties and assets.

(b)           Authorization. Each entity comprising TA has all requisite limited liability company or limited partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by each entity comprising TA and the consummation by each of the transactions contemplated hereby have been duly authorized by all necessary limited liability company or limited partnership action by each entity comprising TA. This Agreement has been duly and validly executed and delivered by each entity comprising TA and, assuming due authorization, execution and delivery by each of the other parties, constitutes the legal, valid and binding obligation of each entity comprising TA, enforceable against each such entity in accordance with its terms, except as such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors’ rights generally, (ii) general principles of equity (whether applied in a proceeding at law or in equity) and (iii) any implied covenant of good faith and fair dealing.

(c)           No Violation. The execution and delivery of this Agreement by each entity comprising TA does not, and the consummation by each such entity of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation of or default under, any provision of any such entity’s limited liability company agreement or limited partnership agreement; (ii) conflict with or result in any violation of or default under, any law or judgment applicable to any such entity, or to which any of their respective properties are subject; or (iii) conflict with, or, with or without notice or the lapse of time, result in a breach, termination (or right of termination) or violation of or default under the terms of any agreement, contract, indenture or other instrument to which any such entity is a party or subject, or to which any of their respective properties are subject.

(d)           Approvals. The execution and delivery of this Agreement by each entity comprising TA and the consummation by it of the transactions contemplated by this Agreement do not require the consent, approval, order, or authorization of any person under any agreement, contract, indenture or other instrument or Applicable Laws to which any entity comprising TA is a party or subject or to which any of their respective properties are subject, and no declaration, filing or registration with any governmental entity is required by any such entity in connection with the execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, except for filings required under securities laws.

(e)           Common Shares. The Common Shares, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and not subject to any preemptive rights and issued in compliance with all Applicable Laws. As of the date of this Agreement, after issuance of the Common Shares, the Common Shares represent 9.8% of the issued and outstanding shares of TravelCenters, other than those subject to any rights of repurchase or forfeiture (provided

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for purposes of this Section 7(e), the Common Shares shall not be considered to be subject to any rights of repurchase or forfeiture).

8.             Representations and Warranties of HPT. HPT represents and warrants to TA that:

(a)           Organization. Each entity comprising HPT is duly organized, validly existing and in good standing under the laws of its jurisdiction or organization and has full trust or limited liability company power and authority to conduct its business as it is now being conducted and to own, operate or lease its properties and assets.

(b)           Authorization. Each entity comprising HPT has all requisite trust or limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by each entity comprising HPT and the consummation by each of the transactions contemplated hereby have been duly authorized by all necessary trust or limited liability company action by each entity comprising HPT. This Agreement has been duly and validly executed and delivered by each entity comprising HPT and, assuming due authorization, execution and delivery by each of the other parties, constitutes the legal, valid and binding obligation of each entity comprising HPT, enforceable against each such entity in accordance with its terms, except as such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors’ rights generally, (ii) general principles of equity (whether applied in a proceeding at law or in equity) and (iii) any implied covenant of good faith and fair dealing.

(c)           No Violation. The execution and delivery of this Agreement by each entity comprising HPT does not, and the consummation by each such entity of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation of or default under, any provision of any such entity’s declaration of trust or limited liability company agreement; (ii) conflict with or result in any violation of or default under, any law or judgment applicable to any such entity or to which any of their respective properties are subject; or (iii) conflict with, or, with or without notice or the lapse of time, result in a breach, termination (or right of termination) or violation of or default under the terms of any agreement, contract, indenture or other instrument to which any such entity is a party or subject or to which any of their respective properties are subject.

(d)           Approvals. The execution and delivery of this Agreement by each entity comprising HPT and the consummation by it of the transactions contemplated by this Agreement do not require the consent, approval, order, or authorization of any person under any agreement, contract, indenture or other instrument or Applicable Laws to which any entity comprising HPT is a party or subject or any of their representative properties are subject, and no declaration, filing or registration with any governmental entity is required by any such entity in connection with the execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, except for filings required under securities laws.

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9.             Mergers. Pursuant to Section 21.9 of the leases included in the Lease Documents, the proposed merger of Petro with and into TA Operating LLC and the subsequent merger of TA Leasing LLC with and into TA Operating LLC are each approved by HPT and it is agreed that neither will constitute a prohibited Change of Control under the Lease Documents.

10.           Issuance of Common Shares. It is agreed that the issuance of the Common Shares will not constitute a prohibited Change of Control under the Lease Documents.

11.           TravelCenter’s Guaranty. TravelCenters affirms that its guaranty of the leases included in the Lease Documents remains in full force and effect and unmodified.

12.           Miscellaneous.

(a)           No Waiver. No failure by HPT or TA, to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of any such term. To the maximum extent permitted by law, no waiver of any breach shall affect or alter this Agreement, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

(b)           Severability. Any clause, sentence, paragraph, section or provision of this Agreement held by a court of competent jurisdiction to be invalid, illegal or ineffective shall not impair, invalidate or nullify the remainder of this Agreement, but rather the effect thereof shall be confined to the clause, sentence, paragraph, section or provision so held to be invalid, illegal or ineffective, and this Agreement shall be construed as if such invalid, illegal or ineffective provisions had never been contained therein.

(c)           Notices.

(i)            Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

(ii)           All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

(iii)          All such notices shall be addressed,

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if to HPT:

c/o Hospitality Properties Trust

400 Centre Street

Newton, Massachusetts 02458

Attn: John G. Murray, President

Facsimile: (617) 969-5730

with a copy to (which shall not constitute notice):

Sullivan & Worcester LLP

One Post Office Square

Boston, Massachusetts 02109

Attn: Richard Teller

Facsimile: (617) 338-2880

if to TA:

c/o TravelCenters of America LLC

24601 Center Ridge Road

Westlake, Ohio 44145

Attn: Thomas M. O’Brien, President

Facsimile: (440) 808-3301

with a copy to (which shall not constitute notice):

Skadden, Arps, Slate Meagher & Flom LLP
One Beacon Street
Boston, MA 02108
Attn.: Louis Goodman
Facsimile: (617) 573-4822

(iv)          By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

(d)           Construction. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party to be charged. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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(e)           Counterparts; Headings. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Headings in this Agreement are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

(f)            Applicable Law, Etc. Except as to matters regarding the internal affairs of HPT, HPT TA Trust and HPT PSC Trust and issues of or limitations on any personal liability of the shareholders and trustees or directors of HPT, HPT TA Trust and HPT PSC Trust for obligations of HPT, HPT TA Trust and HPT PSC Trust, as to which the laws of the State of Maryland shall govern, this Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the State of Delaware applicable to contracts between residents of Delaware which are to be performed entirely within Delaware, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than Delaware; or (vii) any combination of the foregoing.

(g)           Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written

(h)           Attorneys’ Fees. If any lawsuit or arbitration or other legal proceeding arises in connection with the interpretation or enforcement of this Agreement, the prevailing party therein shall be entitled to receive from the other party the prevailing party’s costs and expenses, including reasonable attorneys’ fees incurred in connection therewith, in preparation therefor and on appeal therefrom, which amounts shall be included in any judgment therein.

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(i)            Non-liability of Trustees.

(i)            THE AMENDED AND RESTATED DECLARATION OF TRUST OF HOSPITALITY PROPERTIES TRUST, DATED AUGUST 21, 1995, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, IS DULY FILED IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT THE NAME “HOSPITALITY PROPERTIES TRUST” REFERS TO THE TRUSTEES UNDER THE DECLARATION OF TRUST AS SO AMENDED AND SUPPLEMENTED, COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HOSPITALITY PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HOSPITALITY PROPERTIES TRUST. ALL PERSONS DEALING WITH HOSPITALITY PROPERTIES TRUST, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HOSPITALITY PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

(ii)           THE DECLARATION OF TRUST OF HPT TA PROPERTIES TRUST, DATED NOVEMBER 29, 2006, A COPY OF WHICH IS DULY FILED IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT THE NAME “HPT TA PROPERTIES TRUST” REFERS TO THE TRUSTEES UNDER THE DECLARATION OF TRUST, COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT TA PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT TA PROPERTIES TRUST. ALL PERSONS DEALING WITH HPT TA PROPERTIES TRUST, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HPT TA PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

(iii)          THE DECLARATION OF TRUST OF HPT PSC PROPERTIES TRUST, DATED MAY 23, 2007, A COPY OF WHICH IS DULY FILED IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT THE NAME “HPT PSC PROPERTIES TRUST” REFERS TO THE TRUSTEES UNDER THE DECLARATION OF TRUST, COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT PSC PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT PSC PROPERTIES TRUST. ALL PERSONS DEALING WITH HPT PSC PROPERTIES TRUST, IN ANY WAY, SHALL LOOK ONLY TO THE

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ASSETS OF HPT PSC PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

Signatures appear on the next page

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Executed under seal as of the date first above written.

HOSPITALITY PROPERTIES TRUST

By:	/s/ John G. Murray
Name: John G. Murray
Title: President

HPT TA PROPERTIES TRUST

By:	/s/ John G. Murray
Name: John G. Murray
Title: President

HPT TA PROPERTIES LLC

By:	/s/ John G. Murray
Name: John G. Murray
Title: President

HPT PSC PROPERTIES TRUST

By:	/s/ John G. Murray
Name: John G. Murray
Title: President

HPT PSC PROPERTIES LLC

By:	/s/ John G. Murray
Name: John G. Murray
Title: President

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Thomas M. O’Brien
Name: Thomas M. O’Brien
Title: President

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TA LEASING LLC

By:	/s/ Thomas M. O’Brien
Name: Thomas M. O’Brien
Title: President

PETRO STOPPING CENTERS, L.P.

By:	/s/ Thomas M. O’Brien
Name: Thomas M. O’Brien
Title: President

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EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) made August 11, 2008, between TravelCenters of America LLC  (the “Company”) and Hospitality Properties Trust (the “Shareholder”).

RECITAL

Pursuant to the terms of that certain Deferral Agreement, dated August 11, 2008 (the “Deferral Agreement”), among the Company, the Shareholder and certain of their affiliates, the Company has issued and the Shareholder has acquired and holds as of the date hereof 1,540,000 common shares, no par value, representing limited liability company interests of the Company subject to the restrictions set forth in Section 4 of the Deferral Agreement (the “Shares”).

The Company has agreed to enter into this Agreement to provide the Shareholder with certain rights relating to the registration of the Shares.

Now, therefore, the parties agree as follows:

13.           DEFINITIONS.  Except as otherwise noted, for all purposes of this Agreement, the following terms shall have the respective meanings set forth in this Agreement, which meanings shall apply equally to the singular and plural forms of the terms so defined and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole.  The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in the City of Boston are required, permitted or authorized, by applicable law or executive order, to be closed for regular banking business.

“Commission” means the United States Securities and Exchange Commission, or such successor federal agency or agencies as may be established in lieu thereof.

“Company” is defined in the preamble to this Agreement.

“Company Indemnified Party” is defined in Section 4.2.

“Demand Registration” is defined in Section 2.1.1.

“Demand Registration Period” means the period from and after (i) the date upon which one-third (1/3) of the Shares issued to the Shareholder pursuant to the Deferral Agreement are no longer subject to the restrictions set forth in Section 4 of the Deferral Agreement, through and including (ii) the date which is 12 calendar months following the latest of the expiration of the terms of the leases dated January 31, 2007 and May 30, 2007 between subsidiaries of the Company and subsidiaries of the Shareholder, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Maximum Number of Shares” is defined in Section 2.1.3.

“Notices” is defined in Section 6.2.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Prospectus” means a prospectus relating to a Registration Statement, as amended or supplemented, including all materials incorporated by reference in such Prospectus.

“register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document under the Securities Act and such registration statement becoming effective.

“Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act for a public offering and sale of Shares (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity), as amended or supplemented, including all materials incorporated by reference in such Registration Statement.

“Restricted Shares” mean all of the Shares held of record by the Shareholder or held of record by its permitted transferees from time to time in accordance with Section 6.1 (together with any shares issued in respect thereof as a result of any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization), in each case that are no longer subject to the restrictions set forth in Section 4 of the Deferral Agreement; provided, that such Shares shall cease to be Restricted Shares hereunder, as of any date, when:  (a) a Registration Statement with respect to the sale of such Restricted Shares shall have become effective under the Securities Act (as defined below) and such Restricted Shares shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement as of such date; (b) such Restricted Shares shall have been otherwise transferred pursuant to Rule 144 under the Securities Act (or any similar provisions thereunder, but not Rule 144A), and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act, in each case, as of such date; (c) such Restricted Shares are saleable immediately in their entirety without condition or limitation pursuant to Rule 144 under the Securities Act; or (d) such Restricted Shares shall have ceased to be outstanding as of such date.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Shareholder” is defined in the preamble to this Agreement.

“Shareholder Indemnified Party” is defined in Section 4.1.

“Shares” is defined in the recitals of this Agreement.

“Underwriter” means a securities dealer who purchases any Restricted Shares as principal in an underwritten offering and not as part of such dealer’s market-making activities.

14.           REGISTRATION RIGHTS.

(a)          Demand Registration.

(i)            General Request for Registration.  At any time during the Demand Registration Period, the Shareholder may make a written demand for registration under the Securities Act of all or part of the Restricted Shares (a “Demand Registration”).  Any such written demand for a Demand Registration shall specify the number of Restricted Shares proposed to be sold and the intended method(s) of distribution thereof and, unless otherwise agreed by the Shareholder, shall be for the Shareholder’s exclusive benefit.

(ii)           Underwritten Offering.  If the Shareholder so elects and so advises the Company as part of its written demand for a Demand Registration, the offering of such Restricted Shares pursuant to such Demand Registration shall be in the form of an underwritten offering.  In such case, the Shareholder shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by the Shareholder (which Underwriter or Underwriters shall be reasonably acceptable to the Company), complete and execute any questionnaires, powers of attorney, indemnities, lock-up agreements, securities escrow agreements and other documents reasonably required or which are otherwise customary under the terms of such underwriting agreement, and furnish to the Company such information as the Company may reasonably request in writing for inclusion in the Registration Statement.

(iii)          Reduction of Offering.  If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Shareholder that the dollar amount or number of Restricted Shares which the Shareholder desires to sell taken together with all other shares or other securities which the Shareholder has agreed may be included in such offering, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering (such maximum dollar amount or maximum number of shares or other securities, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration:  (i) first, the Restricted Shares which the Shareholder has requested be included in the Demand Registration; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Shares or other securities for the account of other security holders of the Company that can be sold without exceeding the Maximum Number of Shares.

(iv)          Withdrawal.  In the case of a Demand Registration, if the Shareholder disapproves of the terms of any underwriting or is not entitled to include all of its Restricted Shares in any offering, the Shareholder may elect to withdraw such offering by giving written notice to the Company and the Underwriter or Underwriters of its request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration.  In such event, the Company need not seek effectiveness of such Registration Statement.  If the Shareholder’s withdrawal is based on (i) a material adverse change in circumstances with respect to the Company and not known to the Shareholder at the time the Shareholder makes its written demand for such Demand Registration, (ii) the Company’s failure to comply with its obligations under this Agreement or (iii) a reduction pursuant to Section 2.1.3 of 10% or more of the number of Restricted Shares which the Shareholder has requested be included in the Demand Registration, the Company shall pay all expenses incurred by the Shareholder in connection with such Demand Registration as provided in Section 3.2, and such registration shall not count as a Demand Registration for purposes of Section 3.1.1(b) or (e).

(b)         Piggy-Back Registration.

(i)            Piggy-Back Rights.  If, at any time on or after the date of this Agreement, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of common shares of the Company, or securities or other obligations exercisable or exchangeable for, or convertible into, common shares of the Company, by the Company for its own account or for any other shareholder of the Company for such shareholder’s account, other than a Registration Statement (i) filed in connection with any employee benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt securities convertible into equity securities of the Company, (iv) for a dividend reinvestment plan or (v) filed on Form S-4, then the Company shall (x) give written notice of such proposed filing to the Shareholder as soon as practicable but in no event less than ten (10) Business Days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering and (y) offer to the Shareholder in such notice the opportunity to register the sale of such number of Restricted Shares as the Shareholder may request in writing within five (5) Business Days following receipt of such notice (a “Piggy-Back Registration”).  The Company shall cause such Restricted Shares to be included in such registration and shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Restricted Shares requested to be included in the Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Restricted Shares in accordance with the intended method(s) of distribution thereof.  If the Piggy-Back Registration involves an Underwriter or Underwriters, the Shareholder shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration by the Company and complete and execute any questionnaires, powers of attorney, indemnities, lock-up agreements, securities escrow agreements and other documents reasonably required or which are otherwise customary under the terms of such underwriting agreement, and furnish to the Company such information as the Company may reasonably request in writing for inclusion in the Registration Statement or such information that is otherwise customary.

(ii)           Reduction of Offering.  If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Restricted Shares that the dollar amount or number of Shares or other securities which the Company desire to sell, taken together with Shares or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the Shareholder, the Restricted Shares as to which registration has been requested under this Section 2.2, and the Shares or other securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

(a)           If the registration is undertaken for the Company’s account: (i) first, the shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares or other securities, if any, including the Restricted Shares, as to which registration has been requested pursuant to written contractual piggy-back registration rights of security holders (pro rata in accordance with the number of Shares or other securities which each such person has actually requested to be included in such registration, regardless of the number of shares or other securities with respect to which such persons have the right to request such inclusion) that can be sold without exceeding the Maximum Number of Shares; and

(b)           If the registration is a “demand” registration undertaken at the demand of persons, other than the Shareholder, pursuant to written contractual arrangements with such persons, (i) first, the Shares or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares or other securities, if any, including the Restricted Shares, as to which registration has been requested pursuant to written contractual piggy-back registration rights which other security holders desire to sell (pro rata in accordance with the number of Shares or other securities which each such person has actually requested to be included in such registration, regardless of the number of shares or other securities with respect to which such persons have the right to request such inclusion) that can be sold without exceeding the Maximum Number of Shares.

(iii)          Withdrawal.  The Shareholder may elect to withdraw its request for inclusion of Restricted Shares in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement.  The Company may also elect to withdraw a registration at any time prior to the effectiveness of the Registration Statement.  If the Shareholder’s withdrawal is based on (i) a material adverse change in circumstances with respect to the Company and not known to the Shareholder at the time the Shareholder elects to participate in such Piggy-Back Registration, (ii) the Company’s failure to comply with its obligations under this Agreement or (iii) a reduction pursuant to Section 2.2.2 of 10% or more of the number of Restricted Shares which the Shareholder has requested be included in the Piggy-Back Registration, the Company shall pay all expenses incurred by the Shareholder in connection with such Piggy-Back Registration as provided in Section 3.2.

15.           REGISTRATION PROCEDURES.

(a)           Filings; Information.  Whenever the Company is required to effect the registration of any Restricted Shares pursuant to Section 2, the Company shall use commercially reasonable efforts to effect the registration and sale of such Restricted Shares in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request.

(i)            Filing Registration Statement.  The Company shall, as expeditiously as possible and in any event within thirty (30) days after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Restricted Shares to be registered thereunder in accordance with Section 2.1.2 and the intended method(s) of distribution thereof, and shall use commercially reasonable efforts to cause such Registration Statement to become and remain effective for the period required by Section 3.1.3; provided, however, that:

(a)           the Company shall have the right to defer any Demand Registration for periods of up to thirty (30) days, and any Piggy-Back Registration for such period(s) as may be applicable to deferment of any demand registration to which such Peggy-Back Registration relates, in each case if the Company shall furnish to the holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its Shareholder for such Registration Statement to be effected at such time (including without limitation because the Company is then engaged in a material transaction or has an undisclosed material corporate development, in either case, which would be required to be disclosed in the Registration Statement); provided, further, however, that the Company shall not have the right to exercise the right set forth in this clause (a) for more than one hundred and twenty (120) days in any 365-day period in respect of a Demand Registration (including in such 120 days, any deferral under subsection (d) of this Section 3.1.1 if the Registration Statement was not timely filed thereunder);

(b)           the Company shall not be obligated to effect any registration of Restricted Shares upon receipt of a written demand for a Demand Registration if the Company has already completed three (3) Demand Registrations;

(c)           the Company shall not be obligated to effect any registration of Restricted Shares upon receipt of a written demand for a Demand Registration in the event that the number of Restricted Shares proposed to be included in the Demand Registration represents less than one-third (1/3) of the Shares issued to the Shareholder pursuant to the Deferral Agreement or if less, all the Shares then held by the Shareholder;

(d)           the Company shall not then be obligated to effect any registration of Restricted Shares upon receipt of a written demand for a Demand Registration if the Company shall furnish to the Shareholder a certificate signed by the Chief Executive Officer of the Company stating that within ninety (90) days of receipt of the written demand for a Demand Registration, the Company shall file a Registration Statement and offer to the Shareholder the opportunity to register Restricted Shares thereunder in accordance with Section 2.2; and

(e)           the Company shall not be obligated to effect any registration of Restricted Shares upon receipt of a written demand for a Demand Registration if the Company has, within the six (6) month period preceding the date of the written demand for a Demand Registration already effected one Demand Registration for the Shareholder pursuant to Section 2.1.

(ii)           Copies.  If the Shareholder has included Restricted Shares in a registration, the Company shall, prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Shareholder and its counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Shareholder or counsel for any the Shareholder may reasonably request in order to facilitate the disposition of the Restricted Shares included in such registration.

(iii)          Amendments and Supplements.  The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Restricted Shares, and all other securities covered by such Registration Statement, have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days, plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court ) or such securities have been withdrawn.

(iv)          Notification.  If the Shareholder has included Restricted Shares in a registration, after the filing of the Registration Statement, the Company shall promptly, and in no event more than two (2) Business Days after such filing, notify the Shareholder of such filing, and shall further notify the Shareholder promptly and confirm such notification in writing in all events within two (2) Business Days of the occurrence of any of the following:  (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall use reasonable best efforts to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any Prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the Shareholder any such supplement or amendment; except that before filing with the Commission a Registration Statement or Prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the Shareholder and to its counsel, copies of all such documents proposed to be filed sufficiently in advance of filing to provide the Shareholder and its counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or Prospectus or amendment or supplement thereto, including documents incorporated by reference, to which the Shareholder or its counsel shall reasonably object.

(v)           State Securities Laws Compliance.  If the Shareholder has included Restricted Shares in a registration the Company shall use commercially reasonable efforts to (i) register or qualify the Restricted Shares covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Shareholder (in light of the intended plan of distribution) may request and (ii) take such action necessary to cause such Restricted Shares covered by the Registration Statement to be registered with or approved by such other federal or state authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Shareholder to consummate the disposition of such Restricted Shares in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.1.5 or subject itself to taxation in any such jurisdiction.

(vi)          Agreements for Disposition.  The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and use commercially reasonable efforts to take such other actions as are required in order to expedite or facilitate the disposition of Restricted Shares.  The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Shareholder.  For the avoidance of doubt, the Shareholder may not require the Company to accept terms, conditions or provisions in any such agreement which the Company determines are not reasonably acceptable to the Company, notwithstanding any agreement to the contrary herein.  The Shareholder shall not be required to make any representations or warranties in the underwriting agreement except as reasonably requested by the Company and, if applicable, with respect to the Shareholder’s organization, good standing, authority, title to Restricted Shares, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to the Shareholder that the Shareholder has furnished in writing expressly for inclusion in such Registration Statement.  The Shareholder, however, shall agree to such covenants and indemnification and contribution obligations for selling stockholders as are reasonable and customarily contained in agreements of that type.

(vii)         Cooperation.  The Company and all officers and members of the management of the Company, shall reasonably cooperate in any offering of Restricted Shares under this Agreement, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.  The Shareholder shall reasonably cooperate in the preparation of the registration statement and other documents relating to any offering in which it includes securities pursuant to this Section 3.  The Shareholder shall also furnish to the Company such information regarding itself, the Restricted Shares held by it, and the intended method(s) of disposition of such securities as shall be reasonably required to effect the registration of the Restricted Shares.

(viii)        Records.  Upon reasonable notice and during normal business hours, subject to the Company receiving any customary confidentiality undertakings or agreements, the Company shall make available for inspection by the Shareholder, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by the Shareholder or any Underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and shall cause the Company’s officers, directors and employees to supply all information reasonably requested by the Shareholder in connection with such Registration Statement.

(ix)           Opinions and Comfort Letters.  The Company shall use commercially reasonable efforts to furnish to the Shareholder signed counterparts, addressed to the Shareholder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company’ independent public accountants delivered to any Underwriter; provided, however, that counsel to the Underwriter shall have exclusive authority to negotiate the terms thereof.  In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to the Shareholder, at any time that the Shareholder elects to use a Prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such Prospectus has been declared effective, that no stop order is in effect, and such other matters as the Shareholder may reasonably request as would customarily have been addressed in an opinion of counsel to the Company delivered to an Underwriter.

(x)            Earnings Statement.  The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make generally available to its shareholders, as soon as practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, provided that the Company will be deemed to have complied with this Section 3.1.10 if the earnings statement satisfies the provisions of Rule 158 under the Securities Act.

(xi)           Listing.  The Company shall use commercially reasonable efforts to cause all Restricted Shares included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar shares of the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the Shareholder.

(b)           Registration Expenses.  The Company shall bear all customary costs and expenses incurred in connection with any Demand Registration effected pursuant to Section 2.1, and any Piggy-Back Registration effected pursuant to Section 2.2, and all reasonable expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Restricted Shares, subject to the limit set forth in paragraph (ix) below); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all fees, salaries and expenses of its officers, employees and management); (v) the fees and expenses incurred in connection with the listing of the Restricted Shares, as required by Section 3.1.11; (vi) fees imposed by the Financial Industry Regulatory Authority, Inc.; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration; and (ix) the fees and expenses of one counsel selected by the Shareholder in a Demand Registration or if it participates in a Piggy-Back Registration.  The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Restricted Shares being sold by the Shareholder, which underwriting discounts or selling commissions shall be borne solely by the Shareholder.  Additionally, in an underwritten offering, the Shareholder and the Company shall bear the expenses of the Underwriter or Underwriters pro rata in proportion to the respective amount of shares each is selling in such offering.

(c)           Information.  The Shareholder shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Restricted Shares under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

(d)           Shareholder Obligations.  The Shareholder may not participate in any underwritten offering pursuant to Section 2 unless such holder (i) agrees to only sell Restricted Shares on the basis reasonably provided in any underwriting agreement, and (ii) completes, executes and delivers any and all questionnaires, lock-up agreements, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably or customarily required by or under the terms of any underwriting agreement or as reasonably requested by the Company.

16.           INDEMNIFICATION AND CONTRIBUTION.

(a)           Indemnification by the Company.  The Company agrees to indemnify and hold harmless the Shareholder and its officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls the Shareholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, a “Shareholder Indemnified Party”) from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of Restricted Shares was registered under the Securities Act, any preliminary Prospectus, final Prospectus or summary Prospectus contained in such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such expense, loss, judgment, claim, damage or liability arises out of or is based upon (a) any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary Prospectus, final Prospectus or summary Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Shareholder expressly for use therein, or (b) the use of any Registration Statement, any preliminary Prospectus, final Prospectus or summary Prospectus during a period when the Shareholder has been notified that a stop order has been issued in respect thereof or any proceeding for that purpose has been initiated, or the use of any Registration Statement, any preliminary Prospectus, final Prospectus or summary Prospectus has been suspended by the Company pursuant to the terms of this Agreement.  The foregoing indemnity shall not inure to the benefit of any Shareholder Indemnified Party from whom the person asserting losses, claims, damages or liabilities purchased Restricted Shares, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Shareholder Indemnified Party to such person, if required by law so to have been delivered at or prior to the written confirmation of the sale of Restricted Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 3.1.3.

(b)           Indemnification by the Shareholder.  The Shareholder will, with respect to any Registration Statement where Restricted Shares were registered under the Securities Act, indemnify and hold harmless the Company, each of the Company’s directors and officers, and each other person, if any, who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, a “Company Indemnified Party”), against any expenses, losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such expenses, losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Restricted Shares was registered under the Securities Act, any preliminary Prospectus, final Prospectus or summary Prospectus contained in such Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Shareholder expressly for use therein.  The Shareholder’s indemnification obligations hereunder shall be limited to the amount of any net proceeds actually received by the Shareholder.

(c)           Notification of Indemnification.  Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action (including any action by a governmental authority), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.

17.           UNDERWRITING AND DISTRIBUTION.

(a)           Rule 144.  The Company covenants that it shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Shareholder may reasonably request, all to the extent required from time to time to enable the Shareholder to sell Restricted Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, or any similar provision thereto, but not Rule 144A.

18.           MISCELLANEOUS.

(a)           Assignment; No Third Party Beneficiaries.  This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part and shall be binding on its successors.  This Agreement and the rights, duties and obligations of the Shareholder hereunder may be assigned, transferred or delegated by the Shareholder, in whole or in part, in conjunction with and to the extent of any permitted transfer of Restricted Shares to an affiliate of the Shareholder in accordance with applicable law, which affiliate agrees in writing to be subject to and bound by all duties and obligations set forth in this Agreement, whereupon any such assignee, transferee or delegable would have all rights, duties and obligations hereunder in addition to the Shareholder to the extent that the Shareholder continues to own Restricted Shares.  This Agreement and the rights, duties and obligations of the Shareholder hereunder may be assigned, transferred or delegated by the Shareholder, in whole or in part, in conjunction with and to the extent of any permitted transfer of 1/3 or more of the Shares issued to the Shareholder under the Deferral Agreement or if less, all the Restricted Shares then held by the Shareholder to a person or entity that is not an affiliate of the Shareholder in accordance with applicable law and which person or entity agrees in writing to be subject to and bound by all duties and obligations set forth in this Agreement, whereupon any such assignee, transferee or delegable would have all rights, duties and obligations hereunder; provided, however, that the rights, duties and obligations hereunder may not be assigned, transferred or delegated to a person that is not an affiliate of the Shareholder may not be further assigned, transferred or delegated by such person.  This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Section 4 and this Section 6.1.

(b)           Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice provided in accordance with this Section 6.2.  Notice shall be deemed given on the date of service or transmission if personally served or transmitted by facsimile; provided, that if such service or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day.  Notice otherwise sent as provided herein shall be deemed given on the next Business Day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

To the Company:

TravelCenters of America LLC

24601 Center Ridge Road

Westlake, Ohio  44145

Attn:  Thomas M. O’Brien, President

Facsimile:  (440) 808-3301

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate Meagher & Flom LLP
One Beacon Street
Boston, MA 02108
Attn.:  Louis Goodman
Facsimile:  (617) 573-4822

To the Shareholder:

Hospitality Properties Trust

400 Centre Street

Newton, Massachusetts  02458

Attn:  John G. Murray, President

Facsimile:  (617) 969-5730

with a copy (which shall not constitute notice) to:

Sullivan & Worcester LLP

One Post Office Square

Boston, Massachusetts  02109

Attn:  Richard Teller

Facsimile: (617) 338-2880

(c)           Severability.  This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof.  Furthermore, if any term or provision hereof shall be deemed to be invalid or unenforceable, the parties hereto shall mutually agree upon an amendment to this Agreement to include a term or provision as similar in purpose to such invalid or unenforceable term or provision as may be reasonably possible and which term or provision is valid and enforceable.

(d)           Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

(e)           Entire Agreement.  This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

(f)            Modifications and Amendments.  No amendment, modification or termination of this Agreement shall be binding upon any party unless executed in writing by such party.

(g)           Titles and Headings.  Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

(h)           Waivers and Extensions.  Any party entitled to benefits under this Agreement may waive any right, breach or default which such party has the right to waive;  provided, that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement.  Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred.  Any waiver may be conditional.  No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained.  No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

(i)            Remedies Cumulative.  If the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Shareholder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond.  None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

(j)            Governing Law.  This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of Delaware applicable to contracts formed and to be performed entirely within the State of Delaware, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.  The Company and the Shareholder irrevocably and unconditionally submit to the exclusive jurisdiction of any state or federal court sitting in the State of Delaware, in any action arising out of or relating to this Agreement, agree that all claims in respect of the action may be heard and determined in any such court and agree not to bring any action arising out of or relating to this Agreement in any other court.  In any action, the Company and the Shareholder irrevocably and unconditionally waive and agree not to assert by way of motion, as a defense or otherwise any claims that it is not subject to the jurisdiction of the above court, that such action is brought in an inconvenient forum or that the venue of such action is improper.  Without limiting the foregoing, the Company and the Shareholder agree that service of process at each parties respective addresses as provided for in

Section 6.2 shall be deemed effective service of process on such party.

(k)           Non-liability of Trustees.  THE AMENDED AND RESTATED DECLARATION OF TRUST OF HOSPITALITY PROPERTIES TRUST, DATED AUGUST 21, 1995, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, IS DULY FILED IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT THE NAME “HOSPITALITY PROPERTIES TRUST” REFERS TO THE TRUSTEES UNDER THE DECLARATION OF TRUST AS SO AMENDED AND SUPPLEMENTED, COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HOSPITALITY PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HOSPITALITY PROPERTIES TRUST.  ALL PERSONS DEALING WITH HOSPITALITY PROPERTIES TRUST, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HOSPITALITY PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

(l)            Legends.  The Shareholder understands and agrees that the certificate representing the Shares issued to the Shareholder pursuant to the Deferral Agreement (and any certificate or certificates issued in replacement thereof) shall bear the following legends:

(a)           “These securities have not been registered under the Securities Act of 1933.  They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under the Securities Act or an opinion of counsel (which counsel shall be reasonably satisfactory to TravelCenters of America LLC) that such registration is not required or unless sold pursuant to Rule 144 of the Securities Act.”;

(b)           any legend generally appearing of certificates for the Company’s shares;

(c)           and any legend required by applicable state securities laws; and

(c)           “These securities are subject to and shall be transferable only upon the terms and conditions of the Deferral Agreement, dated August 11, 2008, among TravelCenters of America LLC, Hospitality Properties Trust and certain of their affiliates,  A copy of which is on file with the Secretary of TravelCenters of America LLC.”

Signatures appear on the next  page

Executed under seal  as of the date first above written.

TRAVELCENTERS OF AMERICA LLC

Name: Thomas M. O’Brien
Title: President

HOSPITALITY PROPERTIES TRUST

By:
Name: John G. Murray
Title: President